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                                                                    EXHIBIT 10.9


                     HORIZON MENTAL HEALTH MANAGEMENT, INC.
                             1995 STOCK OPTION PLAN
                      [AS AMENDED THROUGH OCTOBER 31, 2002]


         1. Purpose of Plan. This 1995 Stock Option Plan ("Plan") is intended to provide selected officers and key employees of Horizon Mental Health Management, Inc., a Delaware corporation (the "Company"), and its existing or future parent or subsidiary corporations ("Affiliates"), if any, with the opportunity to acquire or increase ownership of shares of the Company, to give them additional incentive to promote the success of the Company, and/or to encourage them to remain in the employ of the Company or its Affiliates. Options issued pursuant to the Plan shall not constitute incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Shares Subject to Plan. Subject to adjustment as provided in paragraph 13 hereof, there will be reserved for issuance upon the exercise of stock options ("Options") to be granted from time to time under the Plan an aggregate of 450,000 shares of Common Stock, $.01 par value (the "Common Stock") of the Company, which is the maximum number of shares for which Options may be granted pursuant to the Plan. Such shares may be, in whole or in part, either authorized unissued shares of Common Stock and/or issued shares of Common Stock which shall have been reacquired by the Company. If an Option expires or is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof that have not been exercised may be reallocated to other Options to be granted under the Plan.

         3. Administration of Plan. The Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two (2) members of the Board of Directors, and except as provided in the next two sentences may be constituted by all members of the Board of Directors. For so long as the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Act"), all members of the Committee shall be "disinterested persons," as defined in Rule 16b-3 promulgated under the Act. Initially the Compensation Committee of the Board of Directors of the Company shall be the Committee. The Committee shall have the authority to grant Options upon such terms (not inconsistent with the Plan) as the Committee shall consider appropriate. Such terms may include conditions (in addition to those contained in the Plan) on the exercisability of all or any part of an Option. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option may be exercised. In addition, the Committee shall have the authority to interpret all provisions of the Plan; to prescribe the form of agreements evidencing the grant of Options under the Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of the Plan which is within the scope of the authority delegated to the Committee shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to the Plan or any Option


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Agreement (hereinafter defined) or Option. All expenses of administering the
Plan shall be borne by the Company.

         4. Employees to Whom Options Shall be Granted. An Option may be granted to such officers and key employees of the Company or of any of the Affiliates, whether or not they are directors of the Company or any of the Affiliates, as may be selected by the Committee for the purposes of accomplishing the objectives of the Plan. Directors of the Company or the Affiliates who are not officers or employees of the Company or any Affiliate are not eligible to receive Options under the Plan. A person receiving an Option ("Optionee") may hold more than one Option, but only on the terms and subject to the restrictions hereinafter set forth.

         5. Option Price. The purchase price per share (the "Option Price") of the Common Stock which shall be subject to each Option shall be determined by the Committee so long as shares of Common Stock are issued for lawful consideration. The Committee, in fixing the Option Price, shall have full authority and discretion and shall be fully protected in exercising such authority and discretion.

         6. Term of Options. The Committee shall determine the term of each Option granted under the Plan; provided, however, that each Option granted under the Plan may not have a term in excess of ten (10) years from the date such Option is granted. Each Option is subject to earlier termination as hereinafter provided.

         7. Option Agreement. Each Option granted under the Plan shall be evidenced by a written option agreement (as amended or supplemented pursuant to the Plan, the "Option Agreement") which may contain such terms as may be specified by the Committee at the time of the grant of the Option which are not inconsistent with the terms of the Plan.

         8. Exercise of Options.

                  (a) Cumulative Percentage. Each Option shall be exercisable in whole or in part in such amounts as may be specified by the Committee and set forth in the Option Agreement between each Optionee and Company. Any Optionee who is required to report under Section 16 of the Act may not sell any shares of Common Stock acquired upon exercise of any Option prior to the lapse of six (6) months from the date of its grant, or, if later, six (6) months following approval of the Plan by the Company's stockholders.

                  (b) Fractional Shares. Options may only be exercised with respect to full shares and not for any fractional shares.

                  (c) Notice of Exercise. Subject to such administrative regulations as the Committee may from time to time adopt, the Optionee shall exercise an Option by giving written notice to the Company of the number of full shares being purchased and the aggregate purchase price to be paid therefor. Such notice shall be accompanied by an undertaking to furnish or execute such documents as the Company, in its discretion, shall deem necessary (i) to evidence the exercise, in whole or in part, of the Option, (ii) to determine whether registration of the shares is then required under the Securities Act of 1933, as then in effect, and
         (iii) to comply with or satisfy the requirements of the


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         Securities Act of 1933, or any other law, as then in effect, or any terms of the Plan or the Option Agreement.

                  (d) Payment of Exercise Price. Each notice of exercise shall be accompanied by full payment in cash of the Option Price for the shares being purchased; provided, however, that an Optionee may exercise his Option in whole or in part (i) by tendering to the Company shares of the Common Stock of the Company already owned by the Optionee which were acquired at least six months prior to the Option exercise date and valued at an aggregate Fair Market Value (hereinafter defined) as of the date of exercise equal to the aggregate Option Price for the shares being purchased, or (ii) to the extent permitted under Regulation T of the Federal Reserve Board, by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the Company to deliver such broker the stock certificates for the shares issued pursuant to such exercise and irrevocable instructions to such broker to deliver to the Company on or before the settlement date cash in an amount necessary to pay the aggregate Option Price for the share being purchased. If the Common Stock is listed on a national securities exchange or on the Nasdaq National Market, "Fair Market Value" means the closing price per share of the Common Stock of such national securities exchange or on the Nasdaq National Market, as applicable, on the day for which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by National Quotation Bureau, Inc. or other national quotation service. If the Common Stock is not listed on a national securities exchange or on the Nasdaq National Market, "Fair Market Value" of the shares of Common Stock shall mean the closing "asked" price of the shares in the over-the-counter market on the day for which such value is to be determined or, if such "asked" price is not available, the last sales price on such day or, if no shares were traded on such day, on the next preceding day on which the shares were traded, as reported by the Nasdaq or other national quotation service. If the Common Stock is not listed on any national securities exchange or the Nasdaq National Market or traded in the over-the-counter market, "Fair Market Value" shall mean the price determined in good faith by the Committee. Within a reasonable time or such time as may be permitted by law after the Company receives notice and payment in full of the aggregate Option Price for the number of shares purchased, the Company shall issue and deliver a certificate representing the shares acquired in consequence of the exercise and any other amounts payable in consequence of such exercise.

         Payment for any shares subject to a stock option may also be made by instructing the Committee to withhold the number of shares subject to such stock option being issued on the exercise of such stock option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the exercise stock option.

                  (e) Payment of Withholding. Upon exercise of an Option by an Optionee who is then subject to the reporting and other provisions of
         Section 16 of the Act, such number of shares otherwise issuable shall, if requested in writing by the Optionee, be reduced by the amount necessary to satisfy the Optionee's U.S. federal and, where applicable, state and local tax withholding requirements. The number of shares so


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         withheld shall have an aggregate Fair Market Value as of the date of exercise sufficient to satisfy the applicable withholding taxes. Otherwise, the Optionee shall pay to the company at the time of exercise of an Option or portion thereof the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise.

                  (f) Treatment of Withheld Shares. Any shares of stock subject to a Option that are withheld upon the exercise of such Option for the purposes of the exercise price or the payment of withholding taxes applicable as a result of the exercise of options, shall again be available for distribution in connection with options thereafter granted under the Plan in the same manner as shares subject to any Option that terminates without exercise become available under the Plan. The Options to which such withheld Shares related shall be deemed cancelled and no longer outstanding.

         9. Continuous Employment. Except as provided in paragraph 12 hereof, an Option may not be exercised at any time unless the holder thereof shall have been in the continuous employment of the Company or any of the Affiliates, from the date of the grant of the Option to 5:00 p.m., Denton, Texas time on the date of its exercise. Whether authorized leave of absence or absence for military or governmental service, illness, temporary disability, or other reasons shall constitute interruptions of continuous employment for the purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

         10. Compliance With Law and Requisite Government Approval. No Common Stock shall be delivered in connection with the exercise of an Option except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations and the terms of the Plan. No Option may be exercised in whole or in part and no certificates representing shares subject to such Option shall be delivered if any requisite approval or consent of any governmental authority of any kind having jurisdiction over the exercise of Options shall not have been secured.

         11. No Rights as Stockholders. The holder of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the issuance of one or more certificates to him for such shares upon the due exercise of the Option. Except as provided in paragraph 13 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of issuance of such certificates.

         12. Term, Time of Exercise, and Transferability of Options. In addition to such other terms and conditions as may be included in a particular Option Agreement granting an Option, an Option shall be transferable by the Optionee only pursuant to the following methods: (1) by will or the laws of descent and distribution; or (ii) as a gift to family members of the Optionee or to trusts for the benefit of family members of the Optionee or to charities or other not-for-profit organizations; or (iii) to an entity (other than a public company) controlled or owned by or for


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the benefit of, family members of the Optionee. Each Option shall also be subject to the following terms and conditions:

                  (a) Termination of Employment. The provisions of this paragraph 12(a) shall apply to the extent an Optionee's Option Agreement does not expressly provide otherwise.

                           (i) If an Optionee ceases to be employed by at least
                  one of the employers in the group of employers consisting of the Company and its Affiliates because the Optionee voluntarily terminates employment with such group of employers, the portion, if any, of an Option that remains unexercised, including without limitation that portion, if any, that pursuant to the Option Agreement is not yet exercisable, on the date of the Optionee's termination of employment shall terminate and cease to be exercisable as of such date.

                           (ii) If an Optionee ceases to be employed by at least
                  one of the employers in the group of employers consisting of the Company and its Affiliates because the Optionee's employment is terminated with Cause by any of such entities, the portion, if any, of an Option that remains unexercised, including without limitation that portion, if any, that pursuant to the Option Agreement is not yet exercisable, at the time of the Optionee's termination of employment, shall terminate and cease to be exercisable immediately upon such termination with Cause. Whether Termination with Cause exists shall be determined by such board of directors in its sole discretion and in good faith.

                           (iii) If an Optionee ceases to be employed by
                  employers consisting of the Company and its Affiliates because one or more of such entities terminates the employment of the Optionee but not for cause, the Optionee shall have the right for thirty (30) days after such termination of employment to exercise the Option with respect to that portion thereof that has become exercisable pursuant to the Optionee's Option Agreement as of the date of the Optionee's termination of employment (and the portion thereof that has not become exercisable pursuant to such Option Agreement as of such date of termination of employment shall terminate as of such date and no longer be outstanding), and thereafter the Option shall terminate and cease to be exercisable.

                           (iv) Options granted under the Plan with a vesting
                  date no more than three years from the termination date of employment of the Optionee will accelerate as to vesting upon the termination by employers consisting of the Company and its Affiliates of such employment (including Constructive Termination as defined below) except when such termination is with Cause (as defined below) and only when such termination follows a Change of Control (as defined below).

                           For the purposes of this Section 12, Constructive
                  Termination is defined as the assignment to the optionee of any duties inconsistent in any material respect with the optionee's position (including status, offices, titles and reporting


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                  requirements), authority, duties or responsibilities as exists at the time of a Change in Control or any other action by the Company and its Affiliates which results in material diminution in such position, authority, duties or responsibilities.

                           For this purposes of this Section 12, Cause is
                  defined as (i) the willful and continued failure of the Optionee to perform substantially the Optionee's duties with the Company or one of its Affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Optionee by the Optionee's immediate supervisor or the Chief Executive Officer of the Company (or, in the case of the Chief Executive Officer of the Company as the Optionee, the Board of Directors) which specifically identifies the manner in which the Optionee's immediate supervisor or the Chief Executive Officer of the Company (or, in the case of the Chief Executive Officer of the Company as the Optionee, the Board of Directors) believes the Optionee has not substantially performed the Optionee's duties, or (ii) the willful engaging by the Optionee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

                  For the purposes of this Section 12, Change in Control means:

                           (i) The acquisition by an individual, entity or group
                  (within the meaning of Section 13(d)(e) or 14(d)(2) of the Act (an "Acquiring Person") of beneficial ownership (within the meaning of Rule 13d-e promulgated under the Act) of 50% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or
                  (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company.

                           (ii) Individuals who, as of the date hereof,
                  constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Acquiring Person other than the Board; or


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                           (iii) Approval by the shareholders of the Company of
                  a complete liquidation or dissolution of the Company.

                  (b) Disability. The provisions of this paragraph 12(b) shall apply to the extent an Optionee's Option Agreement does not expressly provide otherwise. If an Optionee ceases to be employed by at least one of the employers in the group of employers consisting of the Company and its Affiliates by reason of disability (as defined in Section 22(e)(3) of the Code or any successor provision thereto), the Optionee shall have the right for ninety (90) days after the date of termination of employment with such group of employers by reason of disability to exercise an Option to the extent such Option is exercisable on the date of his termination of employment (and the portion thereof that has not become exercisable pursuant to such Option Agreement as of such date of termination of employment shall terminate as of such date and no longer be outstanding), and thereafter the Option shall terminate and cease to be exercisable.

                  (c) Death. The provisions of this paragraph 12(c) shall apply to the extent an Optionee's Option Agreement does not expressly provide otherwise. If an Optionee dies while in the employ of the Company or an Affiliate, an Option shall be exercisable by the Optionee's legal representatives, legatees, or distributees for one hundred and eighty
         (180) days following the date of the Optionee's death to the extent such Option is exercisable on the Optionee's date of death (and the portion thereof that has not become exercisable pursuant to such Option Agreement as of such date of death shall terminate as of such date and no longer be outstanding), and thereafter the Option shall terminate and cease to be exercisable.

                  (d) Termination Upon Disability or Death.

                           (i) Unless otherwise determined by the Committee and
                  expressly provided otherwise in the option agreement, if a Termination of Employment of an optionee occurs by reason of Disability of such optionee, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the date of such Termination of Employment, for a period of ninety (90) days (or such other period as the Committee may specify in the option agreement) from such date or until the expiration of the stated term of such Stock Option, whichever period is shorter (but no further installments of such Stock Option shall vest during such ninety (90) day period and all portions of such Stock Option not exercisable on the date of such Termination of Employment shall terminate immediately on such date), and thereafter such Stock Option shall terminate in its entirety.

                           (ii) Unless otherwise determined by the Committee and
                  expressly provided otherwise in the option agreement, upon the death of an optionee, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the date of death, for a period of one hundred and eighty
                  (180) days (or such other period as the Committee may specify in the option agreement) following the date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter, by the optionee's legal representatives or


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                  distributees having the valid authority to exercise such right
                  (but no further installments of such Stock Option shall vest during such one hundred and eighty (180) day period and all portions of such Stock Option not exercisable on the date of death shall terminate immediately on such date), and thereafter such Stock Option shall terminate in its entirety.

                  (e) Termination Upon Retirement. Unless otherwise determined by the Committee, if a Termination of Employment of an optionee occurs by reason of retirement of such optionee, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the date of such Retirement for a period of ninety
         (90) days (or such other period as the Committee may specify in the option agreement) from the date of such Retirement or until the expiration of the stated term of such Stock Option, whichever period is shorter (but no further installments of such Stock Option shall vest during the ninety (90) day period and all portions of such Stock Option not exercisable on the date of such Retirement shall terminate immediately on such date), and thereafter such Stock Option shall terminate in its entirety; provided, however, that if the optionee dies within such ninety (90) day period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the date of death for a period of one hundred and eighty (180) days from the date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

                  (f) Consultant or Director Status. Notwithstanding the foregoing provisions of this Section 12, a Stock Option held by an optionee shall not terminate upon the Termination of Employment of such optionee if such optionee continues to serve as a consultant or director to the Corporation or any of its Subsidiaries, in which case such Stock Option shall continue in effect, including future vesting of installments, until the status of such optionee as a consultant or director terminates at which time the Stock Option shall terminate on the date of such termination of consultant or director status on the same basis as provided above in this Section 12 with respect to Termination of Employment status.

         Notwithstanding anything herein to the contrary, in its discretion the Committee may, with respect to any Option granted under the Plan, (i) eliminate the application or any one or more of the paragraphs of this Section 12, to any Option Agreement entered into pursuant hereto, or (ii) modify the terms of any of said paragraphs as the same apply to any Option Agreement entered into or Options granted pursuant to the Plan; provided, however, that no such elimination or modification shall apply to any previously executed Option Agreement or previously granted Option without the written consent of the Optionee thereof (or such Optionee's legal representatives, legatees or distributes, if applicable).

         13. Adjustments Upon Changes in Capitalization. In the event of changes in the outstanding Common Stock of Company by reason of stock dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares, separation, reorganization, reclassification, or the like of or by the Company, or otherwise, in which the Company is the surviving company, the Committee shall take such action, as shall be necessary to preserve the rights of all holders under outstanding and unexercised Options so that such


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rights remain proportionate to the rights held by them under such outstanding
Options immediately prior to such event. Such actions shall include, but are not limited to, adjustments in the number and class of shares available to be granted under the Plan, adjustments in other numbers of shares of Common Stock referenced in the Plan, and adjustments in the number of shares granted and the Option Price under any Option Agreement.

         Unless an Optionee's Option Agreement provides otherwise, upon the occurrence of any of the following events:

                  (a) a filing pursuant to any federal or state law in connection with any tender offer for shares of the Company (other than a tender offer by the Company) or the signing of any agreement for the merger or consolidation of the Company with another corporation in which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation) or for sale of all or substantially all of the assets of the Company or adoption of any resolution of reorganization or dissolution of the Company by the stockholders or the occurrence of any other event or series of events, which tender offer, merger, consolidation, sale, reorganization, dissolution or other event or series of events, in the opinion of the Board of Directors, will, or is likely to, if carried out, result in a change of control of the Company, or

                  (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the Directors of the Company cease for any reason to constitute a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each Director of the Company first elected during such period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors of the Company at the beginning of any such period), then all outstanding Options shall become immediately exercisable in full, notwithstanding any other provision of this Plan or any provision of any Option Agreement; provided, however, that in the case of any event of the type described in (a) above, the Compensation Committee of the Board of Directors by notice to the Optionee may nullify the effect thereof and reinstate the provisions adopted pursuant to this Plan or any Option Agreement relating to the vesting of Options if such notice is given within ten (10) business days after the Board of Directors first becomes aware of such event or, if the transaction envisioned by such event is later abandoned, within ten (10) business days after the Board of Directors first becomes aware of such abandonment, but without prejudice to any exercise of Options that may have occurred prior to such nullification.

         14. Date of the Plan and Approval of Stockholders. The Plan is dated September 1, 1995, which is the date upon which the Board of Directors adopted the Plan. The Plan is subject to the approval of the holders of a majority of the shares present either in person or by proxy and entitled to vote at a duly held meeting of the stockholders of the Company at which a quorum is present, or by the written consent of the holders of a majority of the shares of the Company entitled to vote.

         15. Time of Granting Options. Unless otherwise designated by the Committee, the grant date of an Option shall be the date that the Option is awarded by the Committee.


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         16. Investment Purpose. Each Option under the Plan shall be granted on the condition that the purchases of Common Stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that in the event the Common Stock subject to such Option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if, in the opinion of counsel for the Company, such condition is not required under the Securities Act of 1933, as amended, or any other applicable law, regulation, or rule of any governmental agency.

         17. Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors of the Company or any Affiliate or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by a majority of the disinterested directors of the Company or by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that a member of the Committee is liable for gross negligence or intentional and willful misconduct in the performance of his duties; provided that within sixty
(60) days after institution of any such action, suit or proceeding, such member of the Committee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                  The foregoing provisions shall be in addition to all rights to indemnification and advancement of expenses to which the Committee members may be entitled pursuant to any provision of the Certificate of Incorporation or Bylaws of the Company or any Affiliate, agreement, vote or consent of stockholders of the Company or any Affiliate, statute, or otherwise.

         18. Amendment of the Plan. The Board of Directors of the Company may suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that if any person subject to Section 16 of the Act holds an Option, no such revision or amendment shall (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of shares that may be issued under the Plan or (c) materially modify the requirements as to eligibility for participation in the Plan, without the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable law or by written consent of the holders of a majority of the shares of the Company entitled to vote. The modification of the Plan shall not, without the consent of an Optionee, affect his rights under an Option theretofore granted to him.

         19. Termination of the Plan. The Plan shall terminate ten (10) years from the date the Plan is adopted by the Board of Directors unless sooner terminated by the Board of Directors. All Options granted hereunder must be granted on or prior to the date on which the Plan is terminated. The termination of the Plan shall not, without the consent of an Optionee, affect his rights under an Option theretofore granted to him. Notwithstanding the foregoing statements,

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


subject to and conditioned upon the requirement that Options have been granted for all the shares reserved for issuance under the Plan, during the initial ten-year term of the Plan, the term of the Plan shall be automatically extended for an additional 10 years to permit the grant of Options pursuant to the Plan for the number of shares (and no more) that become available for Options, whether such occurs before or after such initial ten-year term, as a result of the termination or forfeiture of previously granted Options or the withholding of shares otherwise issuable upon the exercise of previously granted Options to pay either the exercise price of such previously granted Options or the withholding taxes payable upon the exercise of such previously granted Options.

         20. Compliance with Section 16 of the Act. With respect to persons subject to Section 16 of the Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void with respect to persons subject to
Section 16 of the Act, to the extent permitted by law and deemed advisable by the Committee.

         21. Right of the Company and Affiliates to Terminate Employment. Nothing contained in the Plan, or in any Option Agreement, shall confer upon any Optionee the right to continue in the employ of the Company or any Affiliate, or interfere in any way with the rights of the Company or any Affiliate to terminate his employment at any time.

         22. Applicable Law. The Plan is intended to be performed in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.


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